UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2020

HC2 HOLDINGS, INC.

  (Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 29th Floor
New York, NY 10022
(Address of principal executive offices)

(212) 235-2690
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	HCHC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

On November 20, 2020, a special meeting of stockholders (the “Special Meeting”) of HC2 Holdings, Inc. (the “Company”) was held to vote on the proposals described in the definitive proxy statement, filed with the U.S. Securities and Exchange Commission (the “SEC”) on October 19, 2020 (the “Proxy Statement”). The final voting results for each of the matters submitted to a vote of stockholders at the Special Meeting are as follows:

Proposal 1:	Approval of an Amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as Amended, to Increase the Number of Authorized Shares of Common Stock to 160,000,000

The holders of the shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), shares of the Company’s Series A Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) and Series A-2 Convertible Participating Preferred Stock, par value $0.001 per share (the “Series A-2 Preferred Stock” and, together with the Series A Preferred Stock, the “Voting Preferred Stock”), voting as a single class and with the Voting Preferred Stock voting on an as-converted basis, voted to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock to 160,000,000 shares. The results of the vote were as follows:

For	Against	Abstain
29,743,140	1,503,554	65,185

Proposal 2:	Approval of the Conversion of 35,000 Shares of Series B Preferred Stock into Common Stock in Connection with the Rights Offering

The holders of the Common Stock and the Voting Preferred Stock, voting as a single class and with the Voting Preferred Stock voting on an as-converted basis, voted to approve the conversion of up to 35,000 shares of the Company’s Series B Non-Voting Convertible Participating Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”) into Common Stock in connection with the Rights Offering (as defined in the Proxy Statement and the prospectus supplement, filed with the SEC on October 7, 2020), to the extent that the issuance of Common Stock upon conversion of such shares of the Series B Preferred Stock requires approval under the rules and regulations of the New York Stock Exchange. The results of the vote were as follows:

For	Against	Abstain
29,865,165	1,416,192	30,522

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 20, 2020

HC2 Holdings, Inc. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer